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                                                     ISDA SCHEDULE TO THE MASTER
                                                        AGREEMENT FOR BASIS SWAP




                                                          ST.GEORGE BANK LIMITED


                       PERPETUAL TRUSTEES CONSOLIDATED LIMITED AS TRUSTEE OF THE
                                              CRUSADE GLOBAL TRUST NO. 1 OF 2002


                                                      CRUSADE MANAGEMENT LIMITED


                                                             JPMORGAN CHASE BANK










                                                               The Chifley Tower
                                                                2 Chifley Square
                                                               Sydney  NSW  2000
                                                                       Australia
                                                             Tel  61 2 9230 4000
                                                             Fax  61 2 9230 5333
                                                                  www.aar.com.au

                                       (C) Copyright Allens Arthur Robinson 2002



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DATE
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PARTIES
-------------

      1.     ST.GEORGE BANK LIMITED (ABN 92 055 513 070) (PARTY A)

      2. PERPETUAL TRUSTEES CONSOLIDATED LIMITED (ABN 81 004 387 133) as trustee of THE CRUSADE GLOBAL TRUST NO. 1 OF 2002 (PARTY B)

      3.     CRUSADE MANAGEMENT LIMITED (ABN 90 072 715 916) (MANAGER)

      4.     JPMORGAN CHASE BANK (JPMCB)

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PART 1.  TERMINATION PROVISIONS

(a)      SPECIFIED ENTITY is not applicable in relation to Party A or Party B:

(b)      Sections 5(a)(ii), (iii), (iv), (v), (vi), (viii), 5(b)(ii), (iii) and
         (iv) will not apply to Party A and Party B.

(c) The "BANKRUPTCY" provisions of Section 5(a)(vii) are replaced by "An Insolvency Event under the Master Trust Deed has occurred in respect of Party A, Party B or JPMCB" (the party the subject of the Insolvency Event will be the Defaulting Party); or. In relation to Party A or JPMCB, the events described in the definition of Insolvency Event (under the Master Trust Deed) shall apply to it as if Party A or JPMCB (as the case may be) were a relevant corporation referred to in that definition. The occurrence of an Insolvency Event under the Security Trust Deed in respect of Party B in its personal capacity will not constitute an Event of Default provided that within thirty Local Business Days of that occurrence, Party A, Party B, the Manager and JPMCB are able to procure the novation of this Agreement and all Transactions to a third party in respect of which the Designated Rating Agencies confirm that the novation will not cause a reduction or withdrawal of the rating of the Notes, and Party A, Party B and JPMCB agree to execute such a novation agreement in standard ISDA form.

(d) Section 5(a)(i) is amended to replace THIRD with TENTH and the following sentence is added:

                  Even if JPMCB makes a payment under this Agreement, a failure by Party A to remedy, within the period stipulated in this subsection 5(a)(i), its failure to make that payment or delivery by the due date shall still constitute an Event of Default.

         For the avoidance of doubt Party B, but without limiting Section 16, is not obliged to pay any amount attributable to any Break Payment which is due by, but not received from, an Obligor or any Loan Offset Interest Amount which is due by, but not received from, the Approved Seller, and the failure by Party B to pay that amount shall not be an Event of Default.

(e)      The AUTOMATIC EARLY TERMINATION provision of Section 6(a):

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         will not apply to Party A
         will not apply to Party B

         Any event which, upon its occurrence, constitutes an Event of Default, is deemed not to be an essential term of the Transaction so that the occurrence of any Event of Default shall not be implied to constitute a repudiation of this Agreement. This does not in any way restrict or limit the right of a Non-Defaulting Party under Section 6(a) to terminate following an Event of Default.

(f) PAYMENTS ON EARLY TERMINATION. Subject to Section 15(w) only, for the purpose of Section 6(e) of this Agreement, neither Party A nor Party B is required to make any payment if this Agreement is terminated and
         Section 6(e) shall not apply.

(g)      There is no Termination Currency.

(h) An ADDITIONAL TERMINATION EVENT set out in Part 5(q) of this Schedule, will apply.

(i)      In the TRANSFER provision of Section 7, add a new paragraph (c):

         (c) Party B may transfer to a Successor Trustee (as defined below) or to avoid an illegality as specified in Section 5(b)(i).

(j)      Add a new paragraph to Section 7 immediately below paragraph (c):

         In the event that a trustee is appointed as a successor to Party B under the Trust Deed ("Successor Trustee"), Party A undertakes that it shall (unless, at the time the Successor Trustee is so appointed, Party A is entitled to terminate the Transaction under Section 6, in which case it may) novate to the Successor Trustee the Transaction on the same terms or on other terms to be agreed between Party A, Party B and the Successor Trustee, and give written notice to the Designated Rating Agencies of such novation.

PART 2.  TAX REPRESENTATIONS

(a)      PAYER TAX REPRESENTATIONS.

         For the purpose of Section 3(e) of this Agreement each of Party A, Party B and JPMCB will make the following representation.

         It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e) or 6(d)(ii) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

         (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

         (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and

         (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement,


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         provided that it shall not be a breach of this representation where reliance is placed on subclause (ii) above and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)      PAYEE TAX REPRESENTATIONS.

         For the purpose of Section 3(f) of this Agreement, each of Party A and Party B represents that it is an Australian resident and does not derive the payments under this Agreement in whole or in part in carrying on business in a country outside Australia at or through a permanent establishment of itself in that country.

(c) DEDUCTION OR WITHHOLDING FOR TAX. Section 2(d) is replaced with the following Section:

               All payments under this Agreement will be made subject to deduction or withholding for or on account of any Tax. If a party (including JPMCB) is so required to deduct or withhold, then that party ("X") will:

               (i) promptly notify the other party ("Y") of such requirement;

               (ii) pay to the relevant authorities the full amount required to be deducted or withheld promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

               (iii) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities;

               (iv) pay to Y the amount Y would have received had no deduction or withholding been required.

               Paragraph (iv) shall not apply to payments to be made by Party B.

PART 3.  AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Section 4(a)(i) and (ii) of this Agreement, each party agrees to deliver to the other as soon as reasonably practicable following a request by the other party, any document or certificate reasonably required by a party in connection with its obligations to make a payment under this Agreement which would enable that party to make the payment free from any deduction or withholding for or on account of Tax or as would reduce the rate at which the deduction or withholding for or on account of Tax is applied to that payment.

PART 4.  MISCELLANEOUS

(a)      ADDRESSES FOR NOTICES. For the purpose of Section 12(a) of this
         Agreement:

         Address for notices or communications to Party A:

         Address:          Level 12, 55 Market Street, Sydney NSW 2000
         Attention:        Middle Office Compliance Manager
         Facsimile No:     (02) 9320 5589   Telephone No: (02) 9320 5526

         Address for notices or communications to Party B:

         Address:          Level 3, 39 Hunter Street,  Sydney  NSW 2000


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         Attention:        Manager, Securitisation
         Facsimile No:     (02) 9221 7870           Telephone No: (02) 9229 9000


         Address for notices or communications to the Manager:

         Address:          Level 12, 55 Market Street, Sydney NSW 2000
         Attention:        Middle Office Compliance Manager
         Facsimile No:     (02) 9320 5589   Telephone No: (02) 9320 5526

         Address for notices or communications to JPMCB:

         (i) in the case of all communications (other than facsimile communications):

                  Address:          [*]
                  Attention:        [*]
                  Telex No.:        [*]
                  Answerback:       [*]

         and

         (ii) a copy of each communication sent to the address in sub-paragraph (i) (other than a notice or communication under Section 5 or 6), and any facsimile communications

                  Facsimile No.:    [*]
                  Attention:        [*]

                  Telephone number for oral confirmation of receipt of facsimile in legible form: [*].
                  Designated responsible employee for the purposes of Section 12(a)(iii): [*].

(b)      PROCESS AGENT. For the purpose of Section 13(c) of this Agreement:

         Party A appoints as its Process Agent: None.
         Party B appoints as its Process Agent: None.
         JPMCB appoints as its Process Agent:

         JPMorgan Chase Bank
         Address: [*]
         Tel:  [*]; Fax: [*]

(c) OFFICES. The provisions of Section 10(a) will not apply to this Agreement.

(d)      MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

         Party A is not a Multibranch Party.
         Party B is not a Multibranch Party.
         JPMCB is not a Multibranch Party.

(e) CALCULATION AGENT. The Calculation Agent is the Manager unless otherwise specified in a Confirmation in relation to the relevant Transaction.

(f)      CREDIT SUPPORT  DOCUMENT. Details of any Credit Support Document:

         In relation to Party A:    Nil.
         In relation to Party B:    Security Trust Deed

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(g)      CREDIT SUPPORT PROVIDER. Credit Support Provider means:

         In relation to Party A: JPMCB
         In relation to Party B:  Nil.

(h) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws in force in New South Wales and Section 13(b)(i) is deleted and replaced with the following:

         each party submits to the non-exclusive jurisdiction of the courts of New South Wales and Court of Appeal from them.

(i) NETTING OF PAYMENTS. Sub-paragraph (ii) of Section 2(c) of this Agreement will apply to net Transactions in the same Confirmation and will not apply to net Transactions specified in different Confirmations.

(j) AFFILIATE will have the meaning specified in Section 14 of this Agreement. For the purpose of Section 3(c), each of Party A and Party B are deemed not to have any Affiliates.

PART 5.  OTHER PROVISIONS

(a) ISDA DEFINITIONS: This Agreement, each Confirmation and each Transaction are subject to the 2000 ISDA Definitions (published by the International Swaps and Derivatives Association, Inc.) as amended from time to time (the "ISDA DEFINITIONS"), and will be governed in all respects by any provisions set forth in the ISDA Definitions, without regard to any amendments to the ISDA Definitions made after the date of this Agreement. The ISDA Definitions are incorporation by reference in, and shall be deemed to be part of this Agreement and each Confirmation.

(b)      In Section 2(a)(i) add the following sentence:

         Each payment will be by way of exchange for the corresponding payment or payments payable by the other party.

(c) In Section 2(a)(ii), after freely transferable funds add free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this Agreement).

(d)      A new Section 2(a)(iv) is inserted as follows:

         (iv) The condition precedent in Section 2(a)(iii)(1) does not apply to a payment due to be made to a party if it has satisfied all its payment obligations under Section 2(a)(i) of this Agreement and has no future payment obligations, whether absolute or contingent under Section 2(a)(i).

(e) For the purpose of Section 2(b) of this Agreement, CHANGE OF ACCOUNT, any new account so designated shall be in the same tax jurisdiction as the original account.

(f) ADDITIONAL REPRESENTATIONS: In Section 3 add the following immediately after paragraph (f):

                  (g) Non Assignment. It has not assigned (whether absolutely, in equity or otherwise) or declared any trust over any of its rights under any Transaction (other than, in respect of Party B, the trusts created pursuant to the Trust Deed) and has not given any charge over its assets, in the case of Party A, or the assets of the Trust (other than as provided in the Security Trust Deed), in the case of Party B.

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(g)      Party B also represents to Party A (which representations will be deemed to be repeated by Party B on each date on which a Transaction is entered into) that:

         (i) TRUST VALIDLY CREATED. The Trust has been validly created and is in existence at the date of this Agreement.

         (ii) SOLE TRUSTEE. Party B has been validly appointed as trustee of the Trust and is presently the sole trustee of the Trust.

         (iii) NO PROCEEDINGS TO REMOVE. No notice has been given to Party B and to Party B's knowledge no resolution has been passed, or direction or notice has been given, removing Party B as trustee of the Trust.

         (iv) POWER. Party B has power under the Trust Deed to enter into this Agreement and the Security Trust Deed in its capacity as trustee of the Trust.

         (v) GOOD TITLE. Party B is the equitable owner of the Assets of the Trust and has power under the Trust Deed to mortgage or charge them in the manner provided in the Security Trust Deed, and, subject only to the Trust Deed, the Security Trust Deed and any Security Interest (as defined in the Trust Deed) permitted under the Security Trust Deed, as far as Party B is aware, those assets are free from all other Security Interests

(h)      In Section 3(c)

         (i)      delete the words AGENCY OR OFFICIAL; and

         (ii)     in the third line, insert "materially" before the word AFFECT.

(i)      In Section 4 add a new paragraph as follows:

         (f) CONTRACTING AS PRINCIPAL. Party A and JPMCB will enter into all Transactions as principal and not otherwise and Party B will enter into all Transactions in its capacity as trustee of the Trust and not otherwise.

(j) In Section 6(d)(i), in the last line, insert IN THE ABSENCE OF MANIFEST ERROR after the word EVIDENCE.

(k) CONFIRMATIONS. Notwithstanding the provisions of Section 9(e)(ii), each Confirmation in respect of a Swap Transaction which is confirmed by electronic messaging system, an exchange of telexes or an exchange of facsimiles will be further evidenced by an original Confirmation signed by the parties, however any failure to sign an original Confirmation will not affect the validity or enforceability of any Swap Transaction.

(l)      (j)      Section 12 is amended as follows:

         (i) in Section 12(a), insert and settlement instructions requiring payment to an entity other than the original counterparty after Section 5 or 6 in line 2.

         (ii)     Section 12(a)(iii) is replaced with:

                           (iii) if sent by facsimile transmission, on the date a transmission report is produced by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purpose of this Section, unless the recipient notifies the sender within one Local Business Day of the

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                                    facsimile being sent that the facsimile was
                                    not received in its entirety and in legible form.

(m)      Any reference to a:

         (i) SWAP TRANSACTION in the ISDA Definitions is deemed to be a reference to a "Transaction" for the purpose of interpreting this Agreement or any Confirmation; and

         (ii) TRANSACTION in this Agreement or any Confirmation is deemed to be a reference to a "Swap Transaction" for the purpose of interpreting the ISDA Definitions.

(n)      The SEPTEMBER 1992 AUSTRALIAN ADDENDUM NO. 10 - (AS AMENDED IN MARCH
         1994) NETTING TO SCHEDULE TO MASTER AGREEMENT OF INTERNATIONAL SWAPS AND DERIVATIVES ASSOCIATION, INC. is deemed to be incorporated in this Agreement, except that in the event of any inconsistency between that addendum and this Schedule or any Confirmation, the Confirmation or this Schedule shall take precedence.

(o) TRUST DEED means the Master Trust Deed dated 14 March 1998 as amended by the Crusade Global Trust No. 1 of 2002 Supplementary Terms Notice dated on or about the date of this Agreement between (among others) Party B, Party A and the Manager, and each of the following expressions shall have the meanings given to them in the Trust Deed:

                  APPROVED BANK
                  APPROVED SELLER
                  ASSETS
                  BANK
                  CLASS
                  DESIGNATED RATING AGENCY
                  FLOATING RATE LOAN
                  HOUSING LOAN PRINCIPAL
                  INSOLVENCY EVENT
                  LOAN OFFSET INTEREST AMOUNT
                  MASTER TRUST DEED
                  NOTE
                  PAYMENT DATE
                  PURCHASED RECEIVABLE
                  SECURITY TRUST DEED
                  TRUST

(p) TRUST DEED: The Parties acknowledge and agree that for the purposes of the Trust Deed, this Agreement is an HEDGE AGREEMENT and Party A and JPMCB are SUPPORT FACILITY PROVIDERS.

(q)      Agreement by JPMCB to act as Standby Basis Swap Provider:

         A new Section 15 is added as follows:

         15.      STANDBY BASIS SWAP PROVIDER

         (a) For the purpose of this section 15 the following additional definitions apply:


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                  ACCEPTABLE ARRANGEMENT means an arrangement which each
                  relevant Designated Rating Agency has confirmed, in writing will result in the avoidance or reversal of any Note Downgrade.

                  ACCEPTABLE RATING means, at any time, that Party A's short term rating from S&P is not below A-1.

                  APPROVED BANK means a Bank which has a short- term rating of at least A-1+ (S&P), P-1 (Moody's) and F1 (Fitch).

                  DOWNGRADE means JPMCB's rating by a Designated Rating Agency has been withdrawn or reduced resulting in JPMCB having:

                  (i)      a short term credit rating of less than A-1 by S&P;

                  (ii) a short term credit rating by Moody's of less than Prime-1; or

                  (iii)    a short term rating of less than F1 by Fitch.

                  MAJOR JPMCB DOWNGRADe means a JPMCB Downgrade resulting in JPMCB having:

                  (i)      a short term credit rating by S&P of less than A-1;

                  (ii) a short term credit rating by Moody's of less than Prime-2; or

                  (iii)    a short term credit rating by Fitch of less than F1.

                  MINOR JPMCB DOWNGRADE means any JPMCB Downgrade which is not a Major JPMCB Downgrade.

                  NOTE DOWNGRADE means any actual or proposed withdrawal or downgrade of the ratings assigned to any Class of Notes by a Designated Rating Agency which results or would result in any rating assigned to that Class of Notes being less than that stipulated in section 4.2(f) of the Supplementary Terms Notice.

                  REPLACEMENT PROVIDER  means:

                  (i) where Party A notifies JPMCB that it elects to replace itself as Basis Swap Provider, then a Replacement Swap Provider; or

                  (ii) where Party A notifies JPMCB that it elects to replace JPMCB as Standby Basis Swap Provider, then a Replacement Standby Swap Provider.

                  REPLACEMENT STANDBY SWAP PROVIDER means a party that has agreed to replace JPMCB as Standby Basis Swap Provider and has a rating greater than or equal to:

                  (i)      A-1 by S&P;

                  (ii)     F1 by Fitch; and

                  (iii) who is suitably rated such that its appointment as standby swap provider does not result in a Note Downgrade by Moody's.

                  REPLACEMENT SWAP PROVIDER means a party that has agreed to replace Party A as Basis Swap Provider, and the appointment of which each Designated Rating Agency has confirmed, in writing, will not result in a Note Downgrade and which JPMCB has approved in writing (which approval will not be unreasonably withheld).

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                  SWAP COLLATERAL ACCOUNT means an account established by Party
                  B with an Approved Bank.

                  TIME STIPULATED means:

                  (i) where Party A has an Acceptable Rating, within 30 Business Days; and

                  (ii) where Party A does not have an Acceptable rating, within 5 Business Days.

         (b) JPMCB agrees that if Party A is obliged to make a payment under a Confirmation that JPMCB has accepted or countersigned and JPMCB receives notice from the Manager requiring JPMCB to make that payment, JPMCB will comply with that notice by making the payment specified in the notice. The Manager must give this notice to JPMCB no later than 2.00pm (Sydney time) on the Payment Date.

         (c) JPMCB shall be obliged to make only one payment in respect of any one Confirmation.

         (d) JPMCB shall make such payment in full, without any set off, counterclaim or exercise of any similar right or defence, other than any netting permitted under this Agreement.

         (e)      If JPMCB receives a notice under section 15(b) on or before
                  2.00 pm (Sydney time) on a Business Day, it will make the payment, subject to section 15(c), specified in that notice not later than 4.00 pm (Sydney time) on that Business Day. If it receives a notice after 2.00 pm (Sydney time) on a Business Day it will make the payment, subject to section 15(c), not later than 4.00 pm (Sydney time) on the next Business Day.

         (f)      (i)      JPMCB's obligations under this section 15 with
                           respect to a Confirmation commence on the Effective
                           Date (specified in such Confirmation) and terminate on the earlier of the date 364 days after the Effective Date (the EXPIRY DATE) and the date of the payment by JPMCB under this section 15 with respect to such Confirmation.

                  (ii) If JPMCB desires to extend the period for which it is obliged to make a payment under section 15(b) beyond an Expiry Date and for a further period of 364 days, it shall give notice of that desire to Party A no later than 104 days before the Expiry Date. Unless Party A confirms that it will not agree to such extension before the date which is 90 days before the Expiry Date, Party A shall be deemed to have consented to the extension.

                  (iii) Not later than 90 days before the Expiry Date, JPMCB must, after receiving the consent of Party A under section 15(f)(ii), notify Party A, Party B and the Manager (with a copy to the Designated Rating Agencies) that it extends the period for which it is obliged to make a payment under section 15(b) until 364 days from the date of that notice. JPMCB may make further extensions of the Expiry Date in accordance with this section.

         (g) If, at any time, JPMCB is Downgraded and the downgrade constitutes a Minor JPMCB Downgrade, Party A shall, within 30 days (or such greater period as agreed by the relevant Designated Rating Agency), comply with section 15(j).

         (h) If at any time JPMCB is Downgraded and the downgrade constitutes a Major JPMCB Downgrade, Party A shall, within 5 Business Days (or such greater period as agreed by the relevant Designated Rating Agency) comply with section 15(j).

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         (i)      If JPMCB does not extend its obligations under this Agreement under section 15(f) and Party A receives notice from the Manager of a Note Downgrade, Party A shall, within the Time Stipulated after that notice comply with section 15(j).

         (j) Subject to section 15(k), where Party A is required to comply with this section 15(j) it shall, at its cost, and at its election do one of the following:

                  (i) (CASH COLLATERALISE) deposit into a Swap Collateral Account and maintain in the Swap Collateral Account (whilst the relevant downgrade subsists) sufficient funds to ensure that the amount standing to the credit of the Swap Collateral Account is equal to the greater of the following (the CASH COLLATERAL AMOUNT):

                           (A)      zero;

                           (B)      CCR; and either:

                                    (1)      an amount acceptable to Moody's and
                                             Fitch and sufficient to ensure that
                                             the ratings given to the Notes by
                                             Moody's and Fitch are not adversely
                                             affected and that any Note
                                             Downgrade is avoided or reversed
                                             (as the case may be); or

                                    (2)      an amount acceptable to S&P that is
                                             the greater of zero, CCR and the
                                             amount of the next payment that is
                                             due, or one percent of the of the
                                             outstanding notional principal of
                                             the basis swap.

                  (ii) (NOVATE) enter into an agreement novating this Agreement to a Replacement Provider proposed by any of Party A, Party B or the Manager which each Designated Rating Agency has confirmed will not result in a withdrawal or downgrade of any credit rating assigned, by it, to the Notes; or

                  (iii) (OTHER ARRANGEMENTS) enter into or procure entry into any Acceptable Arrangement.

                  For the purpose of this paragraph (j), the formula for calculating CCR is as follows.

                  CCR = CR x 1.030

                  where

                  CR means MTM + VB

                  MTM means the mark-to-market value of the Transactions outstanding under the Agreement. Party A will have to mark the Transactions to market and post collateral on a weekly basis, with a cure period of 3 days. The mark-to-market value should reflect the higher of 2 bids from counterparties that will be eligible and willing to assume Party A's role in the Transactions in place of Party A. The mark-to-market value may be a positive or negative amount. A bid has a negative value if the payment would be from the counterparty to Party A and has a positive value if the payment would be from Party A to the counterparty (for the purposes of determining a higher bid, any bid of positive value is higher than any bid of a negative value).

                  VB means the value calculated by multiplying the Invested Amount at the time of the calculation by the relevant percentage calculated from the following table (for the purposes of interpreting the table, "Counterparty rating" is the credit rating assigned to Party A by S&P and

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                  "Maturities" is the period from and including the date of
                  calculation to but excluding the scheduled maturity of the last expiring Transaction outstanding under this Agreement):

                              VOLATILITY BUFFER (%)


   COUNTERPARTY       MATURITIES UP       MATURITIES UP       MATURITIES MORE
   RATING             TO 5 YEARS          TO 10 YEARS         THAN 10 YEARS

   A+                 1.05                 1.75               3.0
   A                  1.35                 2.45               4.5
   A-1*               1.5                  3.15               6.0

                  * The A-1 rating will be taken to be the counterparty's short term rating.

         (k) Notwithstanding anything to the contrary in this section 15, where a Downgrade as described in paragraph (i) of the definition of Downgrade, or a Note Downgrade by S&P, has occurred, a party entitled to elect a course of action under this section 15 may only elect to cash collateralise under section 15 (j) (i) if Party A has an Acceptable Rating and a short term credit rating of not less than F1 from Fitch.

         (l) Where Party A is required to comply with section 15(j) and fails to do so within the relevant time, JPMCB shall, subject to section 15(k), either:

                  (i) deposit into, and maintain in, a Swap Collateral Account the Cash Collateral Amount in accordance with section 15(j)(i);

                  (ii) procure, at its cost, a Replacement Provider and pay the costs of novating the relevant obligations to that Replacement Provider in accordance with section 15(j)(ii); or

                  (iii) at its cost, enter into or procure entry into an Acceptable Arrangement in accordance with section 15(j)(iii).

         (m) Where either JPMCB or Party A procures a Replacement Provider in accordance with section 15(j)(ii) or section 15(l)(ii), each party to this Agreement shall do all things necessary to novate the relevant obligations to the Replacement Provider.

         (n) If, at any time, JPMCB's obligations under this Agreement are novated in accordance with section 15(j)(ii) or section 15(l)(ii) or any Acceptable Arrangement is entered into in accordance with section 15(j)(iii) or section 15(l)(iii) which results in JPMCB being replaced as standby swap provider, JPMCB shall be immediately entitled to any cash collateral amount which it has deposited in the Swap Collateral Account.

         (o) If the Manager becomes actually aware of the occurrence of a JPMCB Downgrade, the Manager shall notify Party A, JPMCB or both of the occurrence of such a reduction.

         (p) Where Party B has not established a Swap Collateral Account and either Party A or JPMCB is required to deposit monies into a Swap Collateral Account, the Manager must direct Party B to establish, as soon as is practicable, and maintain, in the name of Party B an account with an Approved Bank which account shall be, for the purposes of this section 15 the SWAP COLLATERAL ACCOUNT.

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         (q)      All interest on the Swap Collateral Account will accrue and be payable monthly to the party which provides the relevant Cash Collateral Amount.

         (r) Party B may only make withdrawals from the Swap Collateral Account if directed to do so by the Manager and then only for the purpose of:

                  (i) novating obligations under this Agreement in accordance with section 15(j)(ii) or section 15(l)(ii) or entering into any other Acceptable Arrangement in accordance with 15(j)(iii) or section 15(l)(iii);

                  (ii) refunding to Party A or JPMCB (whichever provided the relevant Cash Collateral Amount) the amount of any reduction in the Swap Collateral Amount, from time to time and providing the Designated Rating Agencies have confirmed, in writing, that such refund will not result in a Note Downgrade;

                  (iii) withdrawing any amount which has been incorrectly deposited into the Swap Collateral Account;

                  (iv) paying financial institutions duty, bank accounts debit tax or other equivalent Taxes payable in respect of the Swap Collateral Account; or

                  (v) funding the amount of any payment due to be made by Party A under this Agreement following the failure by Party A to make that payment.

         (s)      JPMCB's obligations under this section 15 shall:

                  (i)      survive the termination of this Agreement; and

                  (ii) terminate upon Party A complying with its obligations (if any) under section 15(j) or JPMCB complying with its obligations under section 15(l).

         (t)      Where:

                  (i)      Party A fails to comply with section 15(j); and

                  (ii)     JPMCB fails to comply with section 15(l),

                  this shall constitute an Additional Termination Event and Party A shall be the Affected Party for this purpose.

         (u) In consideration of JPMCB agreeing to act as Standby Basis Swap Provider, Party A agrees to pay to JPMCB quarterly in arrears a fee that accrues from day to day and is calculated at the rate of A$25,000 per annum. This fee is payable on each Payment Date, subject to (and to the extent that funds are available under) the cashflow allocation methodology in the Supplementary Terms Notice.

         (v) None of the above fees in this section 15 are to be increased by reference to any applicable goods and services tax unless:

                  (i) the parties to this Agreement agree (that agreement not to be unreasonably withheld); and

                  (ii)     the increase will not result in a Note Downgrade.

         (w) In consideration of JPMCB agreeing, at the request of Party A, to act as Standby Basis Swap Provider, Party A agrees to indemnify JPMCB on demand against any loss, charge,

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                  liability or expense that JPMCB may sustain or incur as a
                  direct or indirect consequence of Party A failing to comply with its obligations under this Agreement, or the Manager requiring JPMCB to make a payment under this Agreement.

         A new Section 16 is added as follows:

                  16.      Trustee provisions

                           (a)     Limitation of liability

                           (A)     General

                                   Clause 30 of the Master Trust Deed applies to the obligations and liabilities of the Trustee under this agreement.

                           (B)     Limitation of Trustee's Liability

                                   (1)   The Trustee enters into this agreement
                                         only in its capacity as trustee of the
                                         Trust and in no other capacity (except
                                         where the Transaction Documents provide
                                         otherwise). Subject to paragraph (3)
                                         below, a liability arising under or in
                                         connection with this agreement or the
                                         Trust can be enforced against the
                                         Trustee only to the extent to which it
                                         can be satisfied out of the assets and
                                         property of the Trust which are
                                         available to satisfy the right of the
                                         Trustee to be exonerated or indemnified
                                         for the liability. This limitation of
                                         the Trustee's liability applies despite
                                         any other provision of this agreement
                                         and extends to all liabilities and
                                         obligations of the Trustee in any way
                                         connected with any representation,
                                         warranty, conduct, omission, agreement
                                         or transaction related to this
                                         agreement or the Trust.

                                   (2)   Subject to subparagraph (3) below, no
                                         person (including any Relevant Party)
                                         may take action against the Trustee in
                                         any capacity other than as trustee of
                                         the Trust or seek the appointment of a
                                         receiver (except under this agreement),
                                         or a liquidator, an administrator or
                                         any similar person to the Trustee or
                                         prove in any liquidation,
                                         administration or arrangements of or
                                         affecting the Trustee.

                                   (3) The provisions of this section 16 shall not apply to any obligation or liability of the Trustee to the extent that it is not satisfied because under a Transaction Document or by operation of law there is a reduction in the extent of the Trustee's indemnification or exoneration out of the Assets of the Trust as a result of the Trustee's fraud, negligence, or Default.

                                   (4)   It is acknowledged that the Relevant
                                         Parties are responsible under the
                                         Transaction Documents for performing a
                                         variety of obligations relating to the
                                         Trust. No act or omission of the
                                         Trustee (including any related failure
                                         to satisfy its obligations

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                                         under this agreement) will be
                                         considered fraud, negligence or Default
                                         of the Trustee for the purpose of
                                         subparagraph (3) above to the extent to
                                         which the act or omission was caused or
                                         contributed to by any failure by any
                                         Relevant Party or any person who has
                                         been delegated or appointed by the
                                         Trustee in accordance with this
                                         agreement or any other Transaction
                                         Document to fulfil its obligations
                                         relating to the Trust or by any other
                                         act or omission of a Relevant Party or
                                         any such person.

                                   (5)   In exercising their powers under the
                                         Transaction Documents, each of the
                                         Trustee, the Security Trustee and the
                                         Noteholders must ensure that no
                                         attorney, agent, delegate, receiver or
                                         receiver and manager appointed by it in
                                         accordance with this agreement has
                                         authority to act on behalf of the
                                         Trustee in a way which exposes the
                                         Trustee to any personal liability and
                                         no act or omission of any such person
                                         will be considered fraud, negligence,
                                         or Default of the Trustee for the
                                         purpose of subparagraph (3) above.

                                   (6)   In this clause, RELEVANT PARTIES means
                                         each of the Manager, the Servicer, the
                                         Calculation Agent, the Note Registrar,
                                         each Paying Agent, the Note Trustee,
                                         and the provider of a Support Facility.

                                   (7)   Nothing in this clause limits the
                                         obligations expressly imposed on the
                                         Trustee under the Transaction
                                         Documents.

                          (b)      Nothing in paragraph (a) limits Party A in:

                                   (i)   obtaining an injunction or other order
                                         to restrain any breach of this
                                         Agreement by Party B; or

                                   (ii)  obtaining declaratory relief,

                                   in relation to its rights under the Security
                                   Trust Deed.

                           (c) Except as provided in paragraphs (a) and (b), Party A shall not:

                                   (i)   (JUDGMENT) obtain a judgment for the
                                         payment of money or damages by Party B

                                   (ii)  (STATUTORY DEMAND) issue any demand
                                         under s459E(1) of the Corporations Law
                                         (or any analogous provision under any
                                         other law) against Party B;

                                   (iii) (WINDING UP) apply for the winding up
                                         or dissolution of Party B;

                                   (iv)  (EXECUTION) levy or enforce any
                                         distress or other execution to, on or
                                         against any assets of Party B;

                                   (v)   (COURT APPOINTED RECEIVER) apply for
                                         the appointment by a court of a
                                         receiver to any of the assets of Party
                                         B;

                                   (vi)  (SET-OFF OR COUNTERCLAIM) exercise or
                                         seek to exercise any set-off or
                                         counterclaim against Party B; or

                                   (vii) (ADMINISTRATOR) appoint, or agree to
                                         the appointment, of any administrator
                                         to Party B,

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                                        or take proceedings for any of the above
                                        and Party A waives its rights to make
                                        those applications and take those
                                        proceedings.


IN WITNESS WHEREOF the parties have executed this schedule on the respective dates specified below with effect from the date specified on the first page of this document.



ST.GEORGE BANK LIMITED



By:                                        By:
       -----------------------------               -----------------------------


Name:                                      Name:
       -----------------------------               -----------------------------


Title:                                     Title:
       -----------------------------               -----------------------------


Date:                                      Date:
       -----------------------------               -----------------------------



PERPETUAL TRUSTEES CONSOLIDATED LIMITED



By:                                        By:
       -----------------------------               -----------------------------


Name:                                      Name:
       -----------------------------               -----------------------------


Title:                                     Title:
       -----------------------------               -----------------------------


Date:                                      Date:
       -----------------------------               -----------------------------








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CRUSADE MANAGEMENT LIMITED


By:                                        By:
       -----------------------------               -----------------------------


Name:                                      Name:
       -----------------------------               -----------------------------


Title:                                     Title:
       -----------------------------               -----------------------------


Date:                                      Date:
       -----------------------------               -----------------------------



JPMORGAN CHASE BANK

By:                                        By:
       -----------------------------               -----------------------------


Name:                                      Name:
       -----------------------------               -----------------------------


Title:                                     Title:
       -----------------------------               -----------------------------


Date:                                      Date:
       -----------------------------               -----------------------------







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